SUBSEQUENT EVENTS	9 Months Ended
May 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period Abstract
SUBSEQUENT EVENTS [Text Block]

13. SUBSEQUENT EVENTS

  On June 15, 2020 Implats delivered a formal notice that they do not intend to exercise their Purchase and Development Option to acquire and earn into a 50.01% interest in the Waterberg Project due to increased economic uncertainty and reduced risk appetite in the short, medium and long-term as a result of the COVID-19 pandemic. Implats will retain a 15.0% participating project interest and their Offtake ROFR and the Company will retain a controlling 50.02% direct and indirect interest in the project. The Purchase and Development Option may still legally be exercised by Implats until a 90-day notice period expires on September 13, 2020. Impala will continue to be responsible for the costs of an ongoing implementation budget and work program until September 13, 2020. The Company remains the Manager of the Waterberg Project, as directed by the technical committee of the Waterberg JV Co.
  On June 17, 2020 the Company closed a previously announced private placement for 1,221,500 common shares, resulting in gross proceeds of $1,710. Finders fees of $38 were paid on a portion of the private placement, which was otherwise arranged by the Company's management.
  On June 30, 2020 the Company received a letter from SARS reporting the finalization of an income tax audit of the Company's South African 100% subsidiary PTM RSA for tax years 2014, 2015 and 2016 with no reassessment or adjustment to the Company's tax returns for the years audited.